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                                                                    EXHIBIT 10.7

                               2002 INCENTIVE PLAN


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                                                                         ANNEX B

                       COMMUNITY CENTRAL BANK CORPORATION
                               2002 INCENTIVE PLAN


         1. Plan. This Incentive Plan of Community Central Bank Corporation (the "Plan"), subject to approval by the shareholders of Community Central Bank Corporation (the "Company"), shall be effective as of April 16, 2002.

         2. Objectives. This Plan is designed to attract and retain key employees of the Company and its Subsidiaries (as hereinafter defined), to attract and retain qualified directors of the Company, to encourage the sense of proprietorship of such employees and Directors, and to stimulate the active interest of such persons in the development and financial success of the Company and its Subsidiaries. These objectives are to be accomplished by making Awards (as hereinafter defined) under this Plan and thereby providing Participants (as hereinafter defined) with a proprietary interest in the growth and performance of the Company and its Subsidiaries.

         3. Definitions. As used herein, the terms set forth below shall have the following respective meanings:

         "Annual Director Award Date" means, for each year, the first business day of the month next succeeding the date upon which the annual meeting of shareholders of the Company is held in such year.

         "Authorized Officer" means the Chairman of the Board or the President of the Company (or any other senior officer of the Company to whom the Committee (as hereinafter defined) or the Chairman of the Board or President shall delegate the authority to execute any Award Agreement).

         "Award" means an Employee Award or a Director Award.

         "Award Agreement" means any Employee Award Agreement or Director Award Agreement.

         "Board" means the Board of Directors of the Company.

         "Cash Award" means an award denominated in cash.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time.

         "Committee" means the Compensation Committee of the Board or such other committee of the Board as is designated by the Board to administer the Plan.

         "Common Stock" means the Common Stock, no par value, of the Company.

         "Director" means an individual serving as a member of the Board.

         "Director Award" means the grant of a Stock Award to a Director pursuant to Section 9 hereof.

         "Director Award Agreement" means a written agreement between the Company and a Participant who is a Director setting forth the terms, conditions and limitations applicable to a Director Award.



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         "Dividend Equivalents" means, with respect to shares of Restricted
Stock that are to be issued at the end of the Restriction Period, an amount equal to all dividends and other distributions (or the economic equivalent thereof) which are payable to shareholders of record during the Restriction Period on a like number of shares of Common Stock.

         "Employee" means an employee of the Company or any of its Subsidiaries.

         "Employee Award" means the grant of any Option, SAR, Stock Award, Cash Award or Performance Award, whether granted singly, in combination or in tandem, to a Participant who is an Employee pursuant to such applicable terms, conditions and limitations as the Committee may establish in order to fulfill the objectives of the Plan.

         "Employee Award Agreement" means a written agreement between the Company and a Participant who is an Employee setting forth the terms, conditions and limitations applicable to an Employee Award.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

         "Fair Market Value" of a share of Common Stock means, as of a particular date, (i) if shares of Common Stock are listed on a national securities exchange, the mean between the highest and lowest sales price per share of Common Stock on the consolidated transaction reporting system for the principal national securities exchange on which shares of Common Stock are listed on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was reported, (ii) if shares of Common Stock are not so listed but are quoted on the Nasdaq Stock Market, the mean between the highest and lowest sales price per share of Common Stock reported by the Nasdaq Stock Market on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, (iii) if the Common Stock is not so listed or quoted but are traded in the over-the-counter market, the mean between the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by the Nasdaq Stock Market, or, if not reported by the Nasdaq Stock Market, by the National Quotation Bureau Incorporated, or
(iv) if a determination pursuant to the provisions of clause (i), (ii) or (iii) above is not practical, then such amount as may be determined by the Committee in its discretion.

         "Incentive Option" means an Option that is intended to comply with the requirements set forth in Section 422 of the Code.

         "Noncompetition Provisions" has the meaning set forth in paragraph 8(c) hereof.

         "Nonqualified Option" means an Option that is not an Incentive Option.

         "Option" means a right to purchase a specified number of shares of Common Stock at a specified price.

         "Participant" means an Employee or Director to whom an Award has been made under this Plan.

         "Performance Award" means an award made pursuant to this Plan to a Participant who is an Employee that is subject to the attainment of one or more Performance Goals.

         "Performance Goal" means a standard established by the Committee, to determine in whole or in part whether a Performance Award shall be earned.



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         "Restricted Stock" means any Common Stock that is restricted or subject to forfeiture provisions.

         "Restriction Period" means a period of time beginning as of the date upon which an Award of Restricted Stock is made pursuant to this Plan and ending as of the date upon which the Common Stock subject to such Award is no longer restricted or subject to forfeiture provisions.

         "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act, or any successor rule.

         "SAR" means a right to receive a payment, in cash or Common Stock, equal to the excess of the Fair Market Value or other specified valuation of a specified number of shares of Common Stock on the date the right is exercised over a specified strike price (in each case, as determined by the Committee).

         "Stock Award" means an award in the form of shares of Common Stock or units denominated in shares of Common Stock.

         "Subsidiary" means (i) in the case of a corporation, any corporation of which the Company directly or indirectly owns shares representing more than 50% of the combined voting power of the shares of all classes or series of capital stock of such corporation which have the right to vote generally on matters submitted to a vote of the shareholders of such corporation and (ii) in the case of a partnership, limited liability company or other business entity not organized as a corporation, any such business entity of which the Company directly or indirectly owns more than 50% of the voting, capital or profits interests (whether in the form of partnership interests, membership interests or otherwise).

         4. Eligibility.

         (a) Employees. Employees eligible for Employee awards under this Plan shall consist of those Employees whose performance or contribution, in the judgment of the Committee, benefits or will benefit the Company.

         (b) Directors. Directors eligible for Director Awards under this Plan are those who are Directors of the Company.

         5. Common Stock Available for Awards. Subject to the provisions of paragraph 15 hereof, the aggregate number of shares of Common Stock that may be issued under the Plan for Awards granted wholly or partly in Common Stock (including rights or options which may be exercised for or settled in Common Stock) is 130,000 shares, of which an aggregate of not more than 40,000 shares shall be available for Director Awards and the remainder (including any of the 40,000 shares not used for Director Awards) shall be available for Employee Awards, including Incentive Options (provided, that no Award of an Incentive Option with respect to such shares shall be made on or after February 1, 2012). The number of shares of Common Stock that are the subject of any Awards that are forfeited or terminated, expire unexercised, are settled in cash in lieu of Common Stock or in a manner such that all or some of the shares covered by the Award are not issued to a Participant or are exchanged for Awards that do not involve Common Stock, shall again immediately become available for issuance under Awards hereunder. The Committee may from time to time adopt and observe such procedures concerning the counting of shares against the Plan maximum as it may deem appropriate. The Board and the appropriate officers of the Company shall from time to time take whatever actions are necessary to file any required documents with governmental authorities, stock exchanges, automated quotation systems and transaction reporting systems to ensure that shares of Common Stock are available for issuance pursuant to Awards.



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         6. Administration.

         (a) This Plan shall be administered by the Committee. The Board, in its sole discretion may exercise any authority of the Committee under the Plan in lieu of the Committee's exercise thereof, in which instances references to the Committee shall refer to the Board. To the extent required (i) in order for Employee Awards to be exempt from Section 16 of the Exchange Act by virtue of the provision of Rule 16b-3, the Committee shall be the Board or shall consist of at least two members of the Board who meet the requirements of the definition of "non-employee director" set forth in Rule 16b-3 promulgated under the Exchange Act, and (ii) with respect to any Award that is intended to qualify as "performance-based compensation" under Section 162(m) of the Code, the Committee shall consist of two or more directors, each of whom meets the definition of "outside director" under said Section 162(m).

         (b) Subject to the provisions hereof, the Committee shall have full and exclusive power and authority to administer this Plan and to take all actions which are specifically contemplated hereby or are necessary or appropriate in connection with the administration hereof. The Committee shall also have full and exclusive power to interpret this Plan and to adopt, amend and rescind such rules, regulations and guidelines for carrying out this Plan as it may deem necessary or proper, all of which powers shall be exercised in the best interests of the Company and in keeping with the objectives of this Plan. The Committee may, in its discretion, provide for the extension of the exercisability of an Award, accelerate the vesting or exercisability of an Award, eliminate or make less restrictive any restrictions contained in an Award, waive any restriction or other provision of this Plan or an Award or otherwise amend or modify an Award in any manner that is either (i) not adverse to the Participant to whom such Award was granted or (ii) consented to by such Participant. The Committee may correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Award in the manner and to the extent the Committee deems necessary or desirable to carry it into effect. Any decision of the Committee in the interpretation and administration of this Plan shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned.

         (c) No member of the Committee or officer of the Company to whom the Committee has delegated authority in accordance with the provisions of paragraph 7 of this Plan shall be liable for anything done or omitted to be done by him or her, by any member of the Committee or by any officer of the Company in connection with the performance of any duties under this Plan, except for his or own willful misconduct or as expressly provided by statute.

         7. Delegation of Authority. The Committee may delegate to the Chairman of the Board, the President or to other senior officers of the Company any of its duties under this Plan pursuant to such conditions or limitations as the Committee may establish, except that the Committee may not delegate to any person the authority to grant Awards to, or take other action with respect to, Participants who at the time of such awards or action are subject to Section 16 of the Exchange Act or are "covered employees" as defined in Section 162(m) of the Code.

         8. Employee Awards.

         (a) The Committee shall determine the type or types of Employee Awards to be made under this Plan and shall designate from time to time the Employees who are to be the recipients of such Awards. Each Employee Award may be embodied in an Employee Award Agreement, which shall contain such terms, conditions and limitations as shall be determined by the Committee in its sole discretion and shall be signed by the Participant to whom the Employee Award is made and by an Authorized Officer for and on behalf of the Company. Employee Awards may consist of those listed in this paragraph 8(a) hereof and may be granted singly, in combination or in tandem. Employee Awards may also be made in combination or in tandem with, in replacement of, or as alternatives to, grants or



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rights under this Plan or any other employee plan of the Company or any of its
Subsidiaries, including the plan of any acquired entity. An Employee Award may provide for the grant or issuance of additional, replacement or alternative Employee Awards upon the occurrence of specified events, including the exercise of the original Employee Award granted to a Participant. All or part of an Employee Award may be subject to conditions established by the Committee, which may include, but are not limited to, continuous service with the Company or its Subsidiaries, achievement of specific business objectives, increases in specified indices, attainment of specified growth rates and other comparable measurements of performance. Upon the termination of employment by a Participant who is an Employee, any unexercised, deferred, unvested or unpaid Employee Awards shall be treated as set forth in the applicable Employee Award Agreement.

                  (i) Stock Option. An Employee Award may be in the form of an Option. An Option awarded pursuant to this Plan may consist of an Incentive Option or a Nonqualified Option. The price at which shares of Common Stock may be purchased upon the exercise of an Incentive Option shall be not less than the Fair Market Value of the Common Stock on the date of grant. The price at which shares of Common Stock may be purchased upon the exercise of a Nonqualified Option shall be not less than the Fair Market Value of the Common Stock on the date of grant. Incentive Options shall only be issued to employees of the Company, or any Subsidiary of the Company whose employees are eligible to receive Incentive Options under the Code. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any Options awarded pursuant to this Plan, including the term of any Options and the date or dates upon which they become exercisable, shall be determined by the Committee.

                  (ii) Stock Appreciation Right. An Employee Award may be in the form of an SAR. The terms, conditions and limitations applicable to any SARs awarded pursuant to this Plan, including the term of any SARs and the date upon which they become exercisable, shall be determined by the Committee.

                  (iii) Stock Award. An Employee Award may be in the form of a Stock Award. The terms, conditions and limitations applicable to any Stock Awards granted pursuant to this Plan shall be determined by the Committee.

                  (iv) Cash Award. An Employee Award may be in the form of a Cash Award. The terms, conditions and limitations applicable to any Cash Awards granted pursuant to this Plan shall be determined by the Committee.

                  (v) Performance Award. Without limiting the type or number of Employee Awards that may be made under the other provisions of this Plan, an Employee Award may be in the form of a Performance Award. A Performance Award shall be paid, vested or otherwise deliverable solely on account of the attainment of one or more pre-established, objective Performance Goals established by the Committee prior to the earlier to occur of (x) 90 days after the commencement of the period of service to which the Performance Goal relates and (y) the elapse of 25% of the period of service (as scheduled in good faith at the time the goal is established), and in any event while the outcome is substantially uncertain. A Performance Goal is objective if a third party having knowledge of the relevant facts could determine whether the goal is met. A Performance Goal may be based on one or more of business criteria that apply to the individual, one or more business units of the Company or a Subsidiary, or the Company as a whole, and may include one or more of the following criteria: revenue, net income, Common Stock price, shareholder return, shareholder value, economic value, earnings per share, market performance, return on assets, return on equity, earnings, operating profits, cash flow, working capital costs, new business contract values, and/or such other financial, accounting or quantitative metric determined by the



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         Committee. A Performance Goal may, but need not be, based upon a change or an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo, limiting economic losses, or a relative comparison of performance to the performance of a peer group or other external or internal measure (measured, in each case, by reference to specific business criteria). A Performance Goal may include or exclude items to measure specific objectives, including, without limitation, extraordinary or other non-recurring items, acquisitions and divestitures, internal restructuring and reorganizations, accounting charges and effects of accounting changes. In interpreting Plan provisions applicable to Performance Goals and Performance Awards applicable to Awards to employees who are "covered employees" under Section 162(m) of the Code, it is the intent of the Plan to conform with the standards of Section 162(m) of the Code and Treasury Regulations Section 1.162-27(e)(2), and the Committee in establishing such goals and interpreting the Plan shall be guided by such provisions. Prior to the payment of any compensation based on the achievement of Performance Goals to any such "covered employee", the Committee must certify in writing that applicable Performance Goals and any of the material terms thereof were, in fact, satisfied. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any Performance Awards made pursuant to this Plan shall be determined by the Committee.

         (b) Notwithstanding anything to the contrary contained in this Plan, the following limitations shall apply to any Employee Awards made hereunder:

                  (i) No Participant may be granted, during any calendar year period, Employee Awards consisting of Options or SARs that are exercisable for more than 20,000 shares of Common Stock, subject to adjustment pursuant to the provisions of paragraph 15 hereof;

                  (ii) No Participant may be granted, during any calendar year period, Employee Awards consisting of shares of Common Stock or units denominated in such shares (other than any Employee Awards consisting of Options or SARs) covering or relating to more than 15,000 shares of Common Stock, subject to adjustment pursuant to the provisions of paragraph 15 hereof (the limitation set forth in this clause (ii), together with the limitation set forth in clause (i) above, being hereinafter collectively referred to as the "Stock Based Awards Limitations"); and

                  (iii) No Participant may be paid under any Employee Awards consisting of Cash Awards or any other form permitted under this Plan (other than Employee Awards consisting of Options or SARs or otherwise consisting of shares of Common Stock or units denominated in such shares) in respect of any calendar-year period an amount in excess of $200,000.

         (c) Awards shall be subject to such restrictions and other provisions relating to competition or other conduct detrimental to the Company as determined by the Committee.

         9. Director Awards of Common Stock.

         (a) Each Director of the Company shall be granted Director Awards in accordance with this paragraph 9 and subject to the applicable terms, conditions and limitations set forth in this Plan and the applicable Director Award Agreement. Notwithstanding anything to the contrary contained herein, Director Awards shall not be made in any year in which a sufficient number of shares of Common Stock are not available to make such Awards under this Plan.



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         (b) On each Annual Director Award Date occurring on or after January 1,
2002 and on or before December 31, 2010, each Director shall automatically be granted a Stock Award of 300 shares of Common Stock. Each Director Award may be accompanied by a Director Award Agreement, which shall contain such terms, conditions and limitations as shall be determined by the Board or Committee in its discretion, and shall be signed by the Participant to whom the Director
Award is granted and may be signed by an Authorized Officer for and on behalf of the Company.

         10. Payment of Awards.

         (a) General. Payment of Employee Awards may be made in the form of cash or Common Stock, or a combination thereof, and may include such restrictions as the Committee shall determine, including, in the case of Common Stock, restrictions on transfer and forfeiture provisions. If payment of an Employee Award is made in the form of Restricted Stock, the Employee Award Agreement relating to such shares shall specify whether they are to be issued at the beginning or end of the Restriction Period. In the event that shares of Restricted Stock are to be issued at the beginning of the Restriction Period, the certificates evidencing such shares (to the extent that such shares are so evidenced) shall contain appropriate legends and restrictions that describe the terms and conditions of the restrictions applicable thereto. In the event that shares of Restricted Stock are to be issued at the end of the Restricted Period, the right to receive such shares shall be evidenced in such manner as the Committee may determine.

         (b) Deferral. With the approval of the Committee, payments in respect of Employee Awards may be deferred, either in the form of installments or a future lump sum payment. The Committee may permit selected Participants to elect to defer payments of some or all types of Employee Awards in accordance with procedures established by the Committee. Any deferred payment of an Employee Award, whether elected by the Participant or specified by the Employee Award Agreement or by the Committee, may be forfeited if and to the extent that the Employee Award Agreement so provides.

         (c) Dividends and Interest. Rights to dividends or Dividend Equivalents may be extended to and made part of any Employee Award consisting of shares of Common Stock or units denominated in shares of Common Stock, subject to such terms, conditions and restrictions as the Committee may establish. The Committee may also establish rules and procedures for the crediting of interest on deferred cash payments and Dividend Equivalents for Employee Awards consisting of shares of Common Stock or units denominated in shares of Common Stock.

         (d) Substitution of Awards. At the discretion of the Committee, a Participant who is an Employee may be offered an election to substitute an Employee Award for another Employee Award or Employee Awards of the same or different type.

         11. Stock Option Exercise. The price at which shares of Common Stock may be purchased under an Option shall be paid in full at the time of exercise in cash or if elected by the optionee, the optionee may purchase such shares by means of tendering Common Stock or, if approved by the Committee, by surrendering another Award, including Restricted Stock, valued at Fair Market Value on the date of exercise, or any combination thereof. The Committee shall determine acceptable methods for Participants who are Employees to tender Common Stock (including by attestation of ownership) or other Employee Awards; provided that any Common Stock that is or was the subject of an Employee Award may be so tendered only if it has been held by the Participant for six months. The Committee may provide for procedures to permit the exercise or purchase of such Awards by use of the proceeds to be received from the sale of Common Stock issuable pursuant to an Employee Award. Unless otherwise provided in the applicable Award Agreement, in the event shares of Restricted Stock are tendered as consideration for the exercise of an Option, a number of the shares issued upon the exercise of the Option, equal to the



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number of shares of Restricted Stock used as consideration therefor, shall be subject to the same restrictions as the Restricted Stock so submitted as well as any additional restrictions that may be imposed by the Committee.

         12. Tax Withholding. The Company shall have the right to deduct applicable taxes from any Employee Award payment and withhold, at the time of delivery or vesting of cash or shares of Common Stock under this Plan, or if later, the date of income recognition, an appropriate amount of cash or number of shares of Common Stock or a combination thereof for payment of taxes required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes. The Committee may also permit withholding to be satisfied by the transfer to the Company of shares of Common Stock theretofore owned by the holder of the Employee Award with respect to which withholding is required. If shares of Common Stock are used to satisfy tax withholding, such shares shall be valued based on the Fair Market Value when the tax withholding is required to be made. The Committee may provide for loans, on either a short term or demand basis, from the Company to a Participant who is an Employee to permit the payment of taxes required by law.

         13. Amendment, Modification, Suspension or Termination. The Board may amend, modify, suspend or terminate this Plan for the purpose of meeting or addressing any charges in legal requirements or for any other purpose permitted by law, except that no amendment or alteration that would adversely affect the rights of any Participant under any Award previously granted to such Participant shall be made without the consent of such Participant.

         14. Assignability. Except as provided below, no Award or any other benefit under this Plan shall be assignable or otherwise transferable except by will or the laws of descent and distribution or as required pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder. Notwithstanding the foregoing, the Committee may, in its discretion, authorize all or a portion of the Nonqualified Options granted to a Participant to be transferable to:

         (a) the spouse, parents, children, stepchildren, grandchildren or legal dependents of the Participant ("Immediate Family Members");

         (b) a trust or trusts solely for the benefit of the Participant and/or such Immediate Family Members, or;

         (c) a partnership or limited liability company in which the only partners or members, as applicable, are the Participant, such Immediate Family Members and/or a trust or trusts solely for the benefit of the Participant and/or such Immediate Family Members;

provided that:

                  (i)      there may be no consideration for any such transfer;

                  (ii) the Employee Award Agreement pursuant to which such Options are granted expressly provides for transferability in a manner consistent with this paragraph 14, and

                  (iii) subsequent transfers of transferred Options shall be prohibited except those to the Participant or individuals or entities described in clauses (a), (b) or (c) above, or by the laws of descent or distribution.



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Following transfer, any such Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, including but not limited to, the restrictions or other provisions relating to competition or other conduct detrimental to the Company, and (ii) the obligation of the Participant for payment of taxes with respect to the exercise of such Options and the rights of the Company to withhold such taxes from the Participant or to otherwise require the Participant to satisfy all obligations for the withholding of such taxes as contemplated by paragraph 12 above. The provisions relating to the period of exercisability and expiration of the Option shall continue to be applied with respect to the original Participant, and the Options shall be exercisable by the transferee only to the extent, and for the periods, set forth in the Employee Award Agreement.

         The Committee may prescribe and include in applicable Award Agreements other restrictions on transfer. Any attempted assignment of an Award or any other benefit under this Plan in violation of this paragraph 14 shall be null and void.

         15. Adjustments.

         (a) The existence of outstanding Awards shall not affect in any manner the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the capital stock of the Company or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock (whether or not such issue is prior to, on a parity with or junior to the Common Stock) or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding of any kind, whether or not of a character similar to that of the acts or proceedings enumerated above.

         (b) In the event of any subdivision or consolidation of outstanding shares of Common Stock, declaration of a dividend payable in shares of Common Stock or other stock split, then (i) the number of shares of Common Stock reserved under this Plan, (ii) the number of shares of Common Stock covered by outstanding Awards in the form of Common Stock or units denominated in Common stock, (iii) the exercise or other price in respect of such Awards, (iv) the appropriate Fair Market Value and other price determinations for such Awards,
(v) the number of shares of Common Stock automatically granted pursuant to paragraph 9 hereof, and (vi) the Stock Based Awards Limitations shall each be proportionately adjusted by the Board to reflect such transaction. In the event of any other recapitalization or capital reorganization of the Company, any consolidation or merger of the Company with another corporation or entity, the adoption by the Company of any plan of exchange affecting the Common Stock or any distribution to holders of Common Stock of securities or property (other than normal cash dividends or dividends payable in Common Stock), the Board or Committee shall make appropriate adjustments to (i) the number of shares of Common Stock covered by Awards in the form of Common Stock or units denominated in Common Stock, (ii) the exercise or other price in respect of such Awards,
(iii) the appropriate Fair Market Value and other price determinations for such Awards, (iv) the number of shares of Common Stock automatically granted pursuant to paragraph 9 hereof and (v) the Stock Based Awards Limitations to give effect to such transaction shall each be proportionately adjusted by the Board to reflect such transaction; provided that such adjustments shall only be such as are necessary to maintain the proportionate interest of the holders of the Awards and preserve, without exceeding the value of such Awards. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board shall be authorized to issue or assume Awards by means of substitution of new Awards, as appropriate, for previously issued Awards or an assumption of previously issued Awards as part of such adjustment.



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

         16. Restrictions. No Common Stock or other form of payment shall be issued with respect to any Award unless the Company shall be satisfied based on the advice of its counsel that such issuance will be in compliance with applicable federal and state securities laws. It is the intent of the Company that this Plan comply with Rule 16b-3 with respect to persons subject to Section 16 of the Exchange Act unless otherwise provided herein or in an Award Agreement, that any ambiguities or inconsistencies in the construction of this Plan be interpreted to give effect to such intention, and that if any provision of this Plan is found not to be in compliance with Rule 16b-3, such provision shall be null and void to the extent required to permit this Plan to comply with Rule 16b-3. Certificates evidencing shares of Common Stock certificates delivered under this Plan (to the extent that such shares are so evidenced) may be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or transaction reporting system upon which the Common Stock is then listed or to which it is admitted for quotation and any applicable federal or state securities law. The Committee may cause a legend or legends to be placed upon such certificates (if any) to make appropriate reference to such restrictions. Any Award Agreement may include representations, warranties and agreements by the Participant that the Committee deems appropriate to establish that an exemption from registration is available under any applicable securities law.

         17. Unfunded Plan. Insofar as it provides for Awards of cash, Common Stock or rights thereto, this Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Participants who are entitled to cash, Common Stock or rights thereto under this Plan, any such accounts shall be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by cash, Common Stock or rights thereto, nor shall this Plan be construed as providing for such segregation, nor shall the Company, the Board or the Committee be deemed to be a trustee of any cash, Common Stock or rights thereto to be granted under this Plan. Any liability or obligation of the Company to any Participant with respect to an Award of cash, Common Stock or rights thereto under this Plan shall be base solely upon any contractual obligations that may be created by this Plan and any Award Agreement, and no such liability or obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. Neither the Company nor the Board or the Committee shall be required to give any security bond for the performance of any obligation that may be created by this Plan.

         18. Governing Law. This Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by mandatory provisions of the Code or the securities laws of the United States, shall be governed by and construed in accordance with the laws of the State of Michigan.












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